Exhibit 10.2

DEAL CUSIP NUMBER: 21664UAD8

REVOLVER CUSIP NUMBER: 21664UAE6

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 12, 2013 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Company”), (ii) COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, an entity organized under the laws of England and Wales and registered in Barbados as an External Company under the laws of Barbados (the “Foreign Borrower” and together with the Company, each, a “Borrower” and collectively, the “Borrowers”), (iii) the Lenders (defined below) executing signatures page hereto, and (iv) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A. The Borrowers, the Administrative Agent and the lenders party thereto (each a “Lender” and collectively, the “Lenders”) are parties to the Credit Agreement, dated as of January 12, 2011, as amended by the Amendment No. 1 to Credit Agreement, dated as of May 31, 2012 (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).

B. The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments.

2.1 Amendments to Section 7.03. Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the “.” at the end of clause (k) and replacing it with “; and” and (ii) adding the following new clause (l) at the end thereof: “(l) Liens securing Indebtedness under any capital markets or private placement debt agreement (including any agreements with respect to convertible debt securities) or bilateral or syndicated loan agreement; provided that Liens have been or will be substantially simultaneously granted to secure the Obligations on an equal and ratable basis pursuant to appropriate security documents, and subject to an intercreditor agreement, in each case, reasonably acceptable to the Administrative Agent and the Company.”

2.2 Amendments to Section 7.08. Section 7.08 of the Credit Agreement is hereby amended by (i) deleting the reference to “Subordinated Indebtedness” that appears in clause (x) of such Section and replacing it with “Indebtedness”, (ii) deleting the word “and” appearing immediately before clause (xi) therein and replacing it with “,” and (iii) adding the following new clause (xii) at the end thereof: “(xii) requirements imposed by any capital markets or private placement debt agreements (including any agreements with respect to convertible debt securities) and bilateral or syndicated loan agreements that Indebtedness under any such agreement be secured by equal and ratable Liens in the event that Liens are granted to secure the Obligations.”

Section 3. Effectiveness. This Amendment shall be effective on the date upon which it shall have been executed by the Borrowers, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

Section 4. Miscellaneous.

4.1 Representations and Warranties. Each Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) each Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

(iii) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(iv) this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrowers and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

(v) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

4.2 Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

4.3 Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

(i) consents and agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

(iii) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.

4.4 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC.,

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President & Chief Financial Officer

COOPERVISION INTERNATIONAL HOLDING COMPANY, LP

By:	/s/ Carol R. Kaufman
Name: Carol R. Kaufman
Title: Director

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:

COOPERVISION, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

COOPERSURGICAL, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

TCC ACQUISITION CORP.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President & Chief Financial Officer

COOPER MEDICAL, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President & Chief Financial Officer

ORIGIO, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent, Co-Lead Arranger, the Swing Line Lender, a Lender and an LC Issuer

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Signature Page to

Amendment No. 2 dated as of September 12, 2013

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, National Association, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ James P. Harbeson
Name: James P. Harbeson
Title: Vice President

Name of Institution:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Alex Rogin
Name: Alex Rogin
Title: Vice President

Name of Institution:	Citicorp NA, Inc.

	By:	/s/ Anthony Pantina
Name: Anthony Pantina
Title: Vice President

Name of Institution:	DNB BANK ASA, GRAND CAYMAN BRANCH

	By:	/s/ Kristie Li
Name: Kristie Li
Title: First Vice President

	By:	/s/ Bjorn Erik Hammerstad
Name: Bjorn Erik Hammerstad
Title: Senior Vice President

Name of Institution:	Union Bank, N.A.

	By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

Name of Institution:	U.S. Bank, National Association

	By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

Name of Institution:	Bank of the West

	By:	/s/ Joel Harvill
Name: Joel Harvill
Title: Vice President

Name of Institution:	USB Loan Finance LLC

	By:	/s/ James Morgan
Name: James Morgan
Title: Executive Director

	By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

Name of Institution:	COMPASS BANK

	By:	/s/ Erik Velastegui
Name: Erik Velastegui
Title: Senior Vice President

Name of Institution:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ John Berry
Name: John Berry
Title: Vice President

Name of Institution:	Goldman Sachs Bank USA

	By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ Mario De Lecce
Name: Mario De Lecce
Title: Vice President

Name of Institution:	Wells Fargo Bank, N.A.

	By:	/s/ Gavin Smith
Name: Gavin Smith
Title: Vice President